FINANCIAL INSTRUMENTS	12 Months Ended
Dec. 31, 2013
Derivative Instruments and Hedging Activities Disclosure [Abstract]
FINANCIAL INSTRUMENTS

32.	FINANCIAL INSTRUMENTS

Interest rate risk management

In certain situations, we may enter into financial instruments to reduce the risk associated with fluctuations in interest rates.  We have entered into swaps that convert floating rate interest obligations to fixed rates, which from an economic perspective hedge the interest rate exposure.  We do not hold or issue instruments for speculative or trading purposes.  The counterparties to such contracts are major banking and financial institutions.  Credit risk exists to the extent that the counterparties are unable to perform under the contracts; however we do not anticipate non-performance by any of our counterparties.

We manage our debt portfolio with interest rate swap agreements in U.S. dollars to achieve an overall desired position of fixed and floating interest rates.  We hedge account for certain of our interest rate swap arrangements designated as cash flow hedges.  The net gains and losses have been reported in a separate component of accumulated other comprehensive income to the extent the hedges are effective.  The amount recorded in accumulated other comprehensive income will subsequently be reclassified into earnings in the same period as the hedged items affect earnings.  As at December 31, 2013, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

During the years ended December 31, 2013, 2012 and 2011 we recognized a net gain of $ 0.5 million, and net losses of $0.5 million and $0.6 million, respectively, in earnings relating to the ineffective portion of our interest rate swap agreements designated as hedges.

As of December 31, 2013, we have entered into the following interest rate swap transactions involving the payment of fixed rates in exchange for LIBOR as summarized below.  The summary also includes those that are designated as cash flow hedges:

Instrument (in thousands of $)	Notional value	Maturity Dates	Fixed Interest Rates
Interest rate swaps:
Receiving floating, pay fixed	128,021	2015	3.57% to 4.52%

As of December 31, 2012, our interest rate swaps had a total notional amount of $180.1 million with maturity dates between 2014 and 2015 and fixed interest rates ranging from 3.57% to 4.52%.

As of December 31, 2013, the notional principal amount of the debt outstanding subject to such swap agreements was $128.0 million (2012: $180.1 million).

The effect of cash flow hedging relationships relating to swap agreements on the consolidated statements of operations is as follows:

(in thousands of $)	Effective portion (Loss)/gain reclassified from Accumulated Other Comprehensive Loss			Ineffective Portion
Derivatives designated as hedging instruments location	2013	2012	2011	2013	2012	2011
Interest rate swaps Other financial items, net	(1,644)	—	—	542	(535)	(632)
Interest rate swaps Gain on sale of Maria, net	2,370	—	—	—	—	—

The effect of cash flow hedging relationships relating to interest rate swap agreements to the consolidated statements of changes in equity is as follows:

(in thousands of $)	Amount of gain recognized in other comprehensive income on derivative (effective portion)
Derivatives designated as hedging instruments	2013	2012	2011
Interest rate swaps	4,147	1,547	1,024

As of December 31, 2013, our accumulated other comprehensive loss included $2.7 million of unrealized losses on interest rate swap agreements designated as cash flow hedges and $0.9 million of unrealized gain being our share of Golar Partners other comprehensive income on swap agreements designated as cash flow hedges.

As of December 31, 2013, we do not expect any material amounts to be reclassified from accumulated other comprehensive income to earnings during the next twelve months.

Foreign currency risk

The majority of the vessels' gross earnings are receivable in U.S. dollars.  The majority of our transactions, assets and liabilities are denominated in U.S. dollars, our functional currency.  However, we incur expenditure in other currencies.  There is a risk that currency fluctuations will have a negative effect on the value of our cash flows.

In October 2012, Golar Partners issued NOK denominated senior unsecured bonds in which we also participated. In order to hedge our exposure, we entered into a currency swap that converted our NOK bonds to USD in a fixed rate. The swap hedged the full amount of the NOK bonds. In November 2013, we sold our participation in Golar Partner's high yield bonds, accordingly, the currency swap was also terminated in January 2014.

Fair values
We recognize our fair value estimates using a fair value hierarchy based on the inputs used to measure fair value. The fair value hierarchy has three levels based on reliability of inputs used to determine fair value as follows:

Level 1: Quoted market prices in active markets for identical assets and liabilities;
Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data;
Level 3: Unobservable inputs that are not corroborated by market data.

There have been no transfers between different levels in the fair value hierarchy during the year.

	Fair value	2013	2013	2012	2012
(in thousands of $)	Hierarchy(1)	Carrying Value	Fair Value	Carrying Value	Fair Value
Non-Derivatives:
Cash and cash equivalents	Level 1	125,347	125,347	424,714	424,714
Restricted cash and short-term investments	Level 1	26,543	26,543	1,551	1,551
Investment in available-for-sale securities	Level 1	267,352	267,352	353,034	353,034
Cost method investments	Level 3	204,172	218,647	198,524	200,747
Amounts due from Golar Partners	Level 1	—	—	34,953	36,109
Long-term debt – convertible bond (1)	Level 1	233,020	254,063	228,331	251,250
Long-term debt – floating (1)	Level 1	434,008	434,008	276,575	276,575
Long-term debt - due to related party (1)	Level 1	50,000	50,000	—	—
Derivatives:
Interest rate swaps asset (2) (3)	Level 2	46,827	46,827	—	—
Interest rate swaps liability (2)	Level 2	11,401	11,401	26,472	26,472
Foreign currency swaps liability	Level 2	729	729	94	94

(1) Our debt obligations are recorded at amortized cost in the consolidated balance sheet.
(2) Derivative liabilities are captured within other current liabilities and derivative assets are captured within long-term assets on the balance sheet.
(3) The fair value/carrying value of interest rate swap agreements that qualify and are designated as a cash flow hedge as at December 31, 2013 and 2012, was $5.3 million (with a notional value of $128.0 million) and $12.9 million (with a notional value of $180.1 million), respectively. The expected maturity of these interest rate agreements is from January 2015 to April 2015.

The following methods and assumptions were used to estimate the fair value of each class of financial instrument.

The carrying amounts of accounts receivable, accounts payable, accrued liabilities and working capital facilities approximate fair values because of the short maturity of those instruments.

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value.

The estimated fair value for restricted cash and short-term investments is considered to be equal to the carrying value since restricted cash bears variable interest rates which are reset on a quarterly basis and short-term investments are placed for periods of less than six months.

The carrying amount of the investment in available-for-sale ("AFS") securities reported in the balance sheet represents unrealized gains and losses on these securities, which are recognized directly in equity unless a gain is realized upon sale of these units or an unrealized loss is considered "other than temporary" in which case it is transferred to the statement of operations. The basis of valuation of the investment in AFS securities is at market value.

The carrying value of cost method investments refers to our holdings in Golar Partners (representing the general partner units and IDRs which were measured at fair value as of the deconsolidation date December 13, 2012 (see note 5)) and OLT‑O. As at December 31, 2013, we did not identify any events or changes in circumstances that would indicate the carrying values of our investments in Golar Partners and OLT-O were not recoverable.  The fair value of our general partner units was based on the share price of the publicly traded common units of Golar Partners adjusted for restrictions over the transferability and reduction in voting rights. While the fair value of the IDRs was determined using a Monte Carlo simulation method. Refer to note 5 for further details.

For our investment in OLT-O, as we have no established method of determining the fair value of this investment, we did not estimate the fair value of this investment as at December 31, 2013.

The amounts due from Golar Partners refers to our participation in the high yield bonds issued by Golar Partners in October 2012. As of December 31, 2012, we estimated the fair value of our participation in the high yield bond on its quoted price. In November 2013, we sold our participation.

The estimated fair value for the liability component of the unsecured convertible bonds is based on the quoted market price as at the balance sheet date.

The estimated fair values for both the floating long-term debt and long-term debt to a related party are considered to be equal to the carrying values since they bear variable interest rates, which are reset on a quarterly or six-monthly basis.

The estimated fair value of the financial guarantees is considered to be equal to the carrying amount. The financial guarantees were fair valued as of the deconsolidation date, December 13, 2012 (see note 5). We did not identify any material changes in the fair value of the financial guarantees as at December 31, 2013.

The fair value of our derivative instruments is the estimated amount that we would receive or pay to terminate the agreements at the reporting date, taking into account current interest rates, foreign exchange rates, closing quoted market prices and our creditworthiness and that of our counterparties. The mark-to-market gain or loss of our interest rate and foreign currency swaps that are not designated as hedges for accounting purposes is reported in the statement of operations caption "other financial items, net" (see note 10).

The fair value measurement of a liability must reflect the non-performance of the entity. Therefore, the impact of our credit worthiness has also been factored into the fair value measurement of the derivative instruments in a liability position.

The credit exposure of interest rate swap agreements is represented by the fair value of contracts with a positive value at the end of each period, reduced by the effects of master netting arrangements. It is our policy to enter into master netting agreements with counterparties to derivative financial instrument contracts, which give us the legal right to discharge all or a portion of the amounts owed to the counterparty by offsetting them against amounts that the counterparty owes to us.

The following table summarizes the fair value of derivative instruments on a gross basis recorded in our consolidated balance sheets as of December 31, 2013 and 2012:

	Balance sheet classification	2013	2012
(in thousands of $)
Asset Derivatives
Interest rate swaps not designated as hedges	Other non-current assets	46,827	—

Liability Derivatives
Interest rate swaps designated as hedges	Other current liabilities	6,072	12,950
Interest rate swaps not designated as hedges	Other current liabilities	5,329	13,522
Foreign currency swap not designated as hedge	Other current liabilities	729	94
Total liability derivatives		12,130	26,566

We have elected not to offset the fair values of derivative assets and liabilities executed with the same counterparty that are generally subject to enforceable master netting arrangements. However, if we were to offset and record the asset and liability balances of derivatives on a net basis, the amounts presented in our consolidated balance sheets as of December 31, 2013 and 2012 would be adjusted as detailed in the following table:

	2013			2012
	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount	Gross amounts presented in the consolidated balance sheet	Gross amounts not offset in the consolidated balance sheet subject to netting agreements	Net amount
(in thousands of $)
Total asset derivatives	46,827	(4,327)	42,500	—	—	—
Total liability derivatives	12,130	(4,327)	7,803	26,566	—	26,566

Assets measured at Fair Value on a Non-recurring Basis

We recorded an impairment loss of $0.5 million, $0.5 million and $0.5 million in 2013, 2012 and 2011, respectively. The impairment loss refers to the unutilized parts originally ordered for the Golar Spirit FSRU retrofitting following changes to the original project specification. As at December 31, 2013, these parts were measured at an estimated fair value of $2.5 million, which was determined using level two inputs being the carrying cost of these parts less the impairment loss, which was calculated based on the estimated market value of these parts.

Concentrations of risk

There is a concentration of credit risk with respect to cash and cash equivalents to the extent that substantially all of the amounts are carried with Nordea Bank of Finland PLC, DNB Bank ASA and Citi Bank.  However, we believe this risk is remote.

We have a substantial equity investment in our former subsidiary, Golar Partners, that from December 13, 2012 is considered as our affiliate and not our controlled subsidiary.  As of December 31, 2013, our ownership interest was 41.4% and the aggregate value of the investments recorded in our balance sheet as of December 31, 2013 was $809.0 million being the aggregate of our ownership interest (common, subordinated and general partner interests) plus IDRs. Accordingly, the value of our investment and the income generated from Golar Partners is subject to specific risks associated with its business. Golar Partners operates in the same business as us and as of December 31, 2013 had a fleet of eight vessels as managed by us operating under medium to long-term charters with a concentrated number of charterers; BG Group, Petrobras, Pertamina, DUSUP, Nusantara Regas and Eni.

There is a concentration of supplier risk with respect to our remaining eleven newbuilds (two having been delivered in October 2013) of which nine are currently under construction by Samsung Heavy Industries Co Ltd ("Samsung") and two currently under construction by Hyundai Samho Heavy Industries Co., Ltd ("Hyundai") as at December 31, 2013.  However, we believe this risk is remote as Samsung and Hyundai are global leaders in the shipbuilding sector.  As is typical with newbuilding contracts, we have entered into refund guarantee agreements with several banks.